Exhibit 10.2

Amendment B

to

Manufacturer Exclusive Distributor Agreement

Between Wound Care Innovations, LLC and Academy Medical, LLC

Dated June 26, 2013

Whereas Wound Care Innovations, LLC (“Manufacturer”) and Academy Medical, LLC (“Distributor”) entered into a Manufacturer Exclusive Distribution Agreement on June 26, 2013; and

Whereas Manufacturer and Distributor entered into a Distribution Services Agreement for surgical products on June 26, 2013; and

Whereas Manufacturer and Distributed entered into the Amendment A to the Manufacturer Exclusive Distributor Agreement on August 7, 2013;

The Distribution Services Agreement is hereby terminated effective October 1, 2013.

The Manufacturer Exclusive Distribution Agreement is hereby amended as follows:

Section 2.f is deleted in its entirety and replaced with the following:

“Notwithstanding anything in this Agreement to the contrary, the exclusive arrangement described in Section 2.E above may, at the election of the Manufacturer, and upon written notice from Manufacturer to Distributor, terminate this exclusivity provisions of this agreement, if during Year 2, 3, 4 or 5 of the schedule below, Distributor fails to purchase at least seventy-five percent (75%) of the following minimum dollar amounts of the respective products from Manufacturer during such Year (each, a Sales Threshold”):

	Year
Year Ending September 30,	1	2	3	4	5
Total Purchases	2014	2015	2016	2017	2018
	$1,150,000	$2,350,000	$3,275,000	$4,443,750	$5,829,688

Exhibit A is amended to include the following items:

Product Number	Size / Description	Pricing
WCI-01-SACRXP	CellerateRX Surgical Powder, 1g (box of 10)	$1,150.00
WCI-05-SACRXP	CellerateRX Surgical Powder, 5g (box of 10)	$5,000.00

In Witness Whereof, the Parties have executed this Agreement as of the date indicated by the signatures below.

Academy Medical, LLC

By: /s/ David Spinola

Printed: David Spinola

Title: Chief Financial Officer

Date: 10/1/2013

Wound Care Innovations, LLC

By:/s/ Robert H. Lutz, Jr.

Printed: Robert H. Lutz, Jr.

Title: Chief Executive Officer

Date: 10/1/2013